Rule 497(e)

Registration Nos. 333-273052 and 811-23887

Roundhill ETF Trust

(the “Trust”)

Roundhill Daily 2X Long Magnificent Seven ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information

Dated January 30, 2025

Notwithstanding anything to the contrary in the Fund’s prospectus and statement of additional information, on January 17, 2025, Roundhill Financial Inc., the advisor for the Fund (the “Advisor”), announced an exchange listing change for the Fund from Nasdaq, Inc. to Cboe BZX Exchange, Inc. The Advisor is implementing the following changes to the Fund, to be effective after the open of the market on February 3, 2025:

1.	Notwithstanding anything to the contrary set forth in the Fund’s prospectus and statement of additional information, each reference to “Nasdaq, Inc.” and “Nasdaq” is hereby deleted in its entirety and replaced with “Cboe BZX Exchange, Inc.” and “Cboe,” respectively.

Please Keep this Supplement for Future Reference